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                              Brazos Mutual Funds

    Supplement dated June 30, 1999 to the Prospectus dated February 12, 1999

     On June 30, 1999, John McStay Investment Counsel, L.P. ("JMIC"), which acts as the investment adviser to each portfolio of Brazos Mutual Funds (the "Trust"), reorganized as a Delaware limited liability company ("New JMIC") and completed the sale of an 80% managing membership interest in New JMIC to American International Group, Inc. ("AIG") resulting in New JMIC becoming a majority owned indirect subsidiary of AIG and minority owned by the employees of New JMIC (the "Transaction"). In connection therewith, on June 25, 1999, shareholders of each Portfolio of the Trust approved new investment advisory and management agreements with New JMIC and also approved changing the fundamental investment restrictions relating to the ability to engage in borrowing and lending transactions with respect to each Portfolio. Although the investment advisory fee waivers will no longer be in place, the fees will not exceed the expense caps currently in place for each Portfolio due to a voluntary expense reimbursement by New JMIC or its affiliates.

     The following language is added to "Purchase of Shares" on page 20 of the
Prospectus:

     Initial investments in the shares of the Portfolios offered in this Prospectus must be at least $1,000,000, and subsequent minimum investments must be at least $1,000. Shares may be purchased and subsequent investments may be made without being subject to the minimum or subsequent investment limitations at the discretion of the officers of the Trust.

     Shares may be purchased and subsequent investments may be made by principals, officers, associates and employees of the Trust and its affiliates, their relatives and their business or personal associates, either directly or through their individual retirement accounts, and by any New JMIC pension or profit-sharing plan, without being subject to the minimum or subsequent investment limitations.
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                              Brazos Mutual Funds
                                 (the "Trust")

   Supplement dated June 30, 1999 to the Statement of Additional Information
                            dated February 12, 1999

     On June 25, 1999, a special meeting of shareholders was held at which the Trust's shareholders approved changes to certain fundamental investment restrictions. Investment limitations 3 and 7 in the section entitled "Investment Limitations" on page 10 of the Statement of Additional Information are revised to read in their entirety as follows:

     (3) borrow money, except as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 331/3 % of the Portfolio's gross assets valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

     (7) make loans except (i) by purchasing debt securities in accordance with its investment objectives; (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder; and (iii) as otherwise permitted by exemptive order of the Commission;